UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 10, 2013

TRUE RELIGION APPAREL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51483	98-0352633
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2263 East Vernon Avenue

Vernon, California 90058

(Address of Principal Executive Offices, Zip Code)

(323) 266-3072

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On May 10, 2013, True Religion Apparel, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with  TRLG Holdings, LLC, a Delaware limited liability company (the “Parent”), and TRLG Merger Sub, Inc., a Delaware corporation, (“MergerSub”),  providing for the merger of MergerSub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent.

A special committee consisting solely of independent and disinterested members of the Company’s Board of Directors (the “Special Committee”) unanimously determined that the Merger, the Merger Agreement and the other transactions contemplated by the Merger Agreement (the “Transactions”) are advisable and fair to, and in the best interests of, the Company and its stockholders, and unanimously recommended that the Board of Directors (the “Board”) approve the Merger, the Merger Agreement and the other Transactions and that the Company’s stockholders vote for the adoption of the Merger Agreement.  Based on the Special Committee’s recommendation, the Board unanimously (i) determined that the Merger Agreement, the Merger and the other Transactions are advisable and fair to and in the best interests or, the Company and its stockholders, (ii) approved and adopted the Merger Agreement and (iii) resolved to recommend that the Company’s stockholders vote for the adoption of the Merger Agreement.  The Special Committee and the Board received a fairness opinion from Guggenheim Securities, LLC.

At the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive $32.00 in cash, without interest (the “Merger Consideration”).  Shares of common stock held by Parent or any subsidiary of Parent or by the Company or any subsidiary of the Company will not be entitled to receive the Merger Consideration.

Pursuant to the Merger Agreement, each unvested share of restricted stock issued under the Company’s equity plan will vest in full immediately before the Effective Time.  As of the Effective Time, unless otherwise agreed with the holder thereof, each vested, issued, and outstanding share of Company restricted stock will be canceled and converted into the right to receive an amount in cash from the surviving corporation equal to the Merger Consideration, less any applicable taxes.

In addition, pursuant to the Merger Agreement, the Company has agreed not to declare any dividends or other distributions on its Common Stock following the execution of the Merger Agreement.

Stockholders of the Company will be asked to vote on the adoption of the Merger Agreement at a special stockholders meeting that will be held on a date to be announced.  The closing of the Merger is subject to a condition that the Merger Agreement be adopted by the affirmative vote of the holders of at least a majority of all outstanding shares of common stock (the “Company Stockholder Approval”).  Parent’s and Merger Sub’s obligation to consummate the Merger is also subject to the Company having Available Cash (as defined in the Merger Agreement) immediately prior to the Effective Time of at least $190 million (net of unpaid Company transaction costs, certain of which Company transaction costs may not exceed, in the aggregate,  the estimates provided to Parent by the Company), and, subject to certain exceptions, the absence of a material adverse effect on the Company and its Subsidiaries, taken as a whole.  The parties’ respective obligation to consummate the Merger is also subject to certain other customary conditions, including, the absence of any law, injunction or judgment that prohibits or makes illegal the consummation of the Merger, and the expiration or early termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvement  Act of 1976, as amended, and the Germany merger control provisions under Chapter VII of the Act against Restraints of Competition of 1958, as amended (or any extension thereof), the accuracy of the other party’s representations and warranties contained in the Merger Agreement (subject to certain materiality qualifiers) and the other party’s compliance with its covenants and agreements contained in the Merger Agreement (subject to certain materiality qualifiers).  The Merger Agreement does not contain a financing condition.

The Merger Agreement contains representations and warranties customary for transactions of this type.  The Company has agreed to various customary covenants and agreements, including, among others, agreements to conduct business in the ordinary course during the period between the execution of the Merger Agreement and the Effective Time, not to engage in certain kinds of activities during this period, and to convene and hold a meeting of its stockholders for the purpose of obtaining the Company Stockholder Approvals.

Parent has obtained equity and debt financing commitments for the transactions contemplated by the Merger Agreement, the aggregate proceeds of which, together with the available cash of the Company, will fund the aggregate Merger Consideration and all related fees and expenses.

The Company has agreed not to solicit any third-party takeover proposals and not to provide information or engage in discussions with third parties in connection with any takeover proposals unless the Board of Directors determines in good faith, after consultation with advisors that such proposal constitutes or would reasonably be expected to lead to a Superior Proposal (as defined in the Merger Agreement).

The parties have agreed to use their reasonable best efforts to consummate the Merger and the other transactions contemplated by the Merger Agreement.

The Company may terminate the Merger Agreement under certain circumstances, including if, prior to the Company’s stockholders adopting the Merger Agreement, the Company’s Board of Directors enters into a definitive agreement, simultaneously with or immediately following such termination, providing for a Superior Proposal, the Company has complied with the restrictions on the solicitation of third-party takeover proposals contained in the Merger Agreement, and following compliance with certain notice requirements and, concurrently with such termination, the Company pays an aggregate fee of $29,219,000 (the “Termination Payment”) to the Parent. The Merger Agreement also provides that Parent will be required to pay the Company a termination fee of $58,439,000 if the Merger Agreement is terminated under certain circumstances when Parent has failed to complete the Merger but Parent’s and MergerSub’s conditions to consummate the Merger have been satisfied (and remain satisfied) or have been waived.

In addition to the foregoing, and subject to certain limitations, either party may terminate the Merger Agreement if the Merger has not been consummated by November 10, 2013.

In the event that the Merger Agreement is terminated as a result of the failure to obtain the adoption of the Merger Agreement by the Company’s stockholders by the conclusion of the stockholder meeting called for such purpose or Parent terminates the Merger Agreement as a result of the Company breaching its representations, warranties or covenants in a manner that would cause the failure of the conditions to the Parent’s obligation to consummate the Merger related to the accuracy of such representations, warranties or covenants and such failure is not capable of being cured by November 10, 2013 (or in certain circumstances, a later date)  or is not cured within 30 days following written notice from the Parent to the Company, then the Company has agreed to reimburse the Parent for an amount not to exceed $5 million for its documented out-of-pocket fees and expenses incurred by the Parent and its affiliates in connection with the Merger Agreement and the transactions contemplated thereby.   If the Company is required to pay the Termination Payment to Parent, any such fees and expenses previously reimbursed to Parent shall be credited against the Termination Payment.

Subject to certain limitations, prior to the termination of the Merger Agreement, the parties shall be entitled to seek specific performance to prevent breaches of the Merger Agreement.  However, the Company shall only be entitled to seek or obtain an injunction, specific performance or other equitable remedies enforcing Parent’s obligation to cause the equity financing to be funded or otherwise to effect the Merger or the Closing on the terms and conditions set forth in the Merger Agreement (but not the right of the Company to such injunctions, specific performance or other equitable remedies for obligations other than with respect to the equity financing and the Closing) if (a) the marketing period for Parent’s debt financing has expired and Parent’s and MergerSub’s conditions to consummate the Merger have been satisfied (and remain satisfied) or have been waived, (b) the full proceeds to be provided to Parent by the debt financing (or an alternative debt financing) have been funded in accordance with the terms thereof or will be funded in accordance with the terms thereof at the Closing if the equity financing is funded at the Closing and (c) the Company has irrevocably confirmed in writing that it stands ready, willing and able to consummate the Merger without further delay or condition, and if the equity financing and debt financing are funded then it will take such actions that are required by it under the Merger Agreement to cause the Closing to occur.

Affiliates of Parent have provided the Company with a limited guarantee in favor of the Company guaranteeing the payment of the reverse termination fee that may become payable by Parent to the Company pursuant to the Merger Agreement, subject to the terms and conditions therein.

The Merger Agreement has been included to provide investors with information regarding its terms.  It is not intended to provide any other factual information about the Company.  In particular, the representations and warranties contained in the Merger Agreement were made only for the purposes of the Merger Agreement as of the specific dates therein, and were solely for the benefit of the parties to the Merger Agreement.  The representations and warranties contained in the Merger Agreement may be subject to limitations agreed upon by the parties to the Merger Agreement and are qualified by information in confidential disclosure schedules provided in connection with the signing of the Merger Agreement.  These confidential disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Merger Agreement.  Moreover, certain representations and warranties in the Merger Agreement may be subject to a standard of materiality provided for in the Merger Agreement and have been used for the purpose of allocating risk among the parties, rather than establishing matters of fact.  Investors should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing summary description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, filed as Exhibit 2.1 hereto.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of the Company by Parent. In connection with the proposed merger transaction, the Company will file with the SEC and furnish to the Company’s stockholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE MERGER. The Company’s stockholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the Company’s stockholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://phx.corporate-ir.net/phoenix.zhtml?c=140884&p=irol-irhome or by directing a request to: True Religion Apparel Inc.,  2263 East Vernon Avenue, Vernon, California 90058, ATTN: Corporate Secretary, (323) 266-3072.

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and in its definitive proxy statement filed with the SEC on Schedule 14A.

Forward-looking Statements

Statements in this Current Report on Form 8-K and the exhibits furnished or filed herewith that relate to future results and events are forward-looking statements based on the Company’s current expectations. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Risks, uncertainties and assumptions include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the proposed Merger due to the failure to obtain stockholder approval for the proposed Merger or the failure to satisfy other conditions to completion of the proposed Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (3) the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the Merger Agreement; (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and (5) the effect of the announcement of the proposed Merger on the Company’s relationships with its customers, suppliers, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments will cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 under the heading “Item 1A—Risk Factors,” and in subsequent reports on Forms 10-Q and 8-K filed with the SEC by the Company.

Item 9.01 Financial Statements and Exhibits.

2.1                         Agreement and Plan of Merger, dated as of May 10, 2013 by and among Parent, MergerSub, and True Religion Apparel, Inc.*

*  Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 15, 2013	TRUE RELIGION APPAREL, INC.

	By:	/s/ Peter F. Collins
	Name:	Peter F. Collins
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

2.1                         Agreement and Plan of Merger, dated as of May 10, 2013, by and among Parent, MergerSub, and True Religion Apparel, Inc.